SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Communications Fund

Effective April 15, 2010, the following information replaces similar information about the fund’s portfolio management team in the “Portfolio management” section of the fund’s prospectuses:

The following people handle the day–to–day management of the fund:

Walter Holick
Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
● Joined the Company in 1990 as fund manager for global equities: technology, telecommunication services and media.
● Head of Technology Sector Team; senior fund manager: Frankfurt.
● Joined the fund in 2010.
● Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master’s degree in business and economics), J.W. Goethe-Universität, Frankfurt.

Frederic L. Fayolle, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
● Joined Deutsche Asset Management and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips’s CRT display industry research for North America.
● Joined the fund in 2010.
● Senior fund manager covering technology and internet stocks: Frankfurt.
● MS in Engineering from University of Michigan; MS in Engineering from Ecole Centrale Paris; MBA with finance concentration from University of Michigan Business School.

Please Retain This Supplement for Future Reference

March 17, 2010 DCF-3600R 00072716	[DWS INVESTMENTS LOGO] Deutsche Bank Group